Exhibit (a)(1)(B)
LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
of
LOGICBIO THERAPEUTICS, INC.
a Delaware corporation
at
$2.07 PER SHARE
Pursuant to the Offer to Purchase
Dated October 18, 2022
by
CAMELOT MERGER SUB, INC.
a wholly owned subsidiary of
ALEXION PHARMACEUTICALS, INC.
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE FOLLOWING 11:59 P.M. (12:00 MIDNIGHT), NEW YORK CITY TIME, ON TUESDAY, NOVEMBER 15, 2022, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.
The Depositary for the Offer is:
By Mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Overnight Courier: Computershare c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021
Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary (as defined below). If you are delivering via mail, you must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required, and complete the Internal Revenue Service (the “IRS”) Form W-9 included in this Letter of Transmittal, if required. Stockholders who are not United States persons should submit a properly completed and signed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8. Failure to provide the information on IRS Form W-9 or an appropriate IRS Form W-8, as applicable, may subject you to United States federal income tax backup withholding on any payments made to you pursuant to the Offer (as defined below). The instructions set forth in this Letter of Transmittal should be read carefully before you tender any of your Shares (as defined below) into the Offer (as defined below).
DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s)) (Attach additional signed list if necessary)	Shares Tendered			Total Number of Shares Tendered*
	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Book Entry Shares Tendered
Total Shares

*
Unless otherwise indicated, it will be assumed that all Shares described in the chart above are being tendered. See Instruction 4.

The Offer is being made to all holders of the Shares. Purchaser is not aware of any jurisdiction in which the making of the Offer or the acceptance thereof would be prohibited by securities, “blue sky” or other valid laws of such jurisdiction. If Purchaser becomes aware of any U.S. state in which the making of the Offer or the acceptance of Shares pursuant thereto would not be in compliance with an administrative or judicial action taken pursuant to a U.S. state statute, Purchaser will make a good faith effort to comply with any such law. If, after such good faith effort, Purchaser cannot comply with any such law, the Offer will not be made to the holders of Shares in such state. In any jurisdictions where applicable laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Purchaser by one or more registered brokers or dealers licensed under the laws of such jurisdiction to be designated by Purchaser.
This Letter of Transmittal is to be used by stockholders of LogicBio Therapeutics, Inc. (the “Company”) if certificates (“Certificates”) for shares of common stock, par value $0.0001 per share, of the Company (the “Shares”) are to be forwarded herewith or, unless an Agent’s Message (as defined in Section 3 of the Offer to Purchase, dated October 18, 2022 (the “Offer to Purchase”)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Computershare Trust Company, N.A. at The Depositary Trust Company (“DTC”) (as described in Section 2 of the Offer to Purchase and pursuant to the procedures set forth in Section 3 thereof).
Stockholders whose Certificates are not immediately available, who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary on or prior to the Offer Expiration Time (as defined below) must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. Shares tendered by the Notice of Guaranteed Delivery (as defined below) will be excluded from the calculation of the Minimum Tender Condition (as defined in the Offer to Purchase), unless such Shares and other required documents are received by the Depositary on or prior to the Offer Expiration Time. See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Depositary.
Additional Information if Certificates Have Been Lost, Destroyed or Stolen, are Being Delivered by Book-Entry Transfer, or are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery.
If Certificates you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated, you should contact Computershare Trust Company, N.A. in its capacity as transfer agent (the “Transfer Agent”), toll-free at 1-877-373-6374 regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED HEREWITH.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Eligible Institution that Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
The undersigned hereby tenders to Camelot Merger Sub, Inc. (“Purchaser”), a Delaware corporation, and a wholly owned subsidiary of Alexion Pharmaceuticals, Inc., a Delaware corporation (“Parent”), the above described shares of common stock, par value $0.0001 per share (the “Shares”), of LogicBio Therapeutics, Inc., a Delaware corporation (the “Company”), pursuant to Purchaser’s offer to purchase each issued and outstanding Share that is validly tendered and not validly withdrawn, at a price of $2.07 per Share, to the seller in cash, without interest, less any applicable withholding taxes, upon the terms and subject to the conditions (including the Minimum Tender Condition, the Injunction Condition and the Key Employee Conditions (each as defined in the Offer to Purchase (as defined below))) described in the Offer to Purchase, dated October 18, 2022 (the “Offer to Purchase”), and in this Letter of Transmittal (the “Letter of Transmittal” which, together with the Offer to Purchase and other related materials, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”), receipt of which is hereby acknowledged.
Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith and not validly withdrawn as of the Offer Expiration Time (as defined in the Offer to Purchase) in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints Purchaser the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to (a) deliver Certificates (as defined in the Offer to Purchase) for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by The Depositary Trust Company (“DTC”) or otherwise held in book-entry form, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and any and all Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.
By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message (as defined in Section 3 of the Offer to Purchase)), the undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to (a) vote at any annual or special meeting of Company stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (b) execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (c) otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Company stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all of the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title to such Shares (and such Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by Computershare Trust Company, N.A. (the “Depositary”) or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of any and all of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.
It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.
IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. DELIVERY WILL BE DEEMED EFFECTIVE AND RISK OF LOSS AND TITLE WILL PASS FROM THE OWNER ONLY WHEN RECEIVED BY THE DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer, Purchaser may not be required to accept for payment any Shares tendered hereby.
Unless otherwise indicated under “Special Payment Instructions,” a check will be issued for the purchase price of all Shares purchased in the name(s) of, and, if appropriate, Certificates not tendered or accepted for payment will be returned to, the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” the check for the purchase price of all Shares purchased will be mailed to, and, if appropriate, any Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) will be returned to, the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, the check for the purchase price of all Shares purchased will be issued in the name(s) of, and, if appropriate, any Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) will be returned to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” any Shares tendered herewith that are not accepted for payment will be credited by book-entry transfer by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Certificates not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.
Issue check and/or Certificates to:
Name: (Please Print)
Address: (Include Zip Code)
(Taxpayer Identification No. (e.g., Social Security No.)) (Also complete, as appropriate, the IRS Form W-9 included below)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Certificates evidencing Shares not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.
Mail check and/or Certificates to:
Name: (Please Print)
Address: (Include Zip Code)

IMPORTANT
STOCKHOLDER: YOU MUST SIGN BELOW
(U.S. Holders: Please complete and return the IRS Form W-9 included below)
(Non-U.S. Holders: Please obtain, complete and return the appropriate IRS Form W-8)

(Signature(s) of Holder(s) of Shares)
Dated:
Name(s): (Please Print)
Name(s): (Please Print)
Capacity (full title) (See Instruction 5):
Address: (Include Zip Code)
Area Code and Telephone No.:
Tax Identification No. (e.g., Social Security No.) (See IRS Form W-9 included below):
(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
1.   Guarantee of Signatures.   No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). In all other cases, including those referred to above, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
2.   Requirements of Tender.   No alternative, conditional or contingent tenders will be accepted. In order for Shares to be validly tendered pursuant to the Offer, one of the following procedures must be followed:
For Shares held as physical certificates, the Certificates representing tendered Shares, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Offer Expiration Time (as defined in the Offer to Purchase).
For Shares held in book-entry form, either a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, or an Agent’s Message in lieu of this Letter of Transmittal, and any other required documents, must be received by the Depositary at the appropriate address set forth on the front page of this Letter of Transmittal, and such Shares must be delivered according to the book-entry transfer procedures (as set forth in Section 3 of the Offer to Purchase) and a timely confirmation of a book-entry transfer of Shares into the Depositary’s account at DTC (a “Book-Entry Confirmation”) must be received by the Depositary, in each case before the Offer Expiration Time.
Stockholders whose Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer prior to the Offer Expiration Time or who cannot deliver all other required documents to the Depositary prior to the Offer Expiration Time, may tender their Shares by properly completing and duly executing a notice of guaranteed delivery (a “Notice of Guaranteed Delivery”) pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary by the Offer Expiration Time and (iii) Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees (or, in the case of book-entry transfer of Shares, either this Letter of Transmittal or an Agent’s Message in lieu of this Letter of Transmittal), and any other documents required by this Letter of Transmittal, must be received by the Depositary within two NASDAQ trading days (as defined in the Offer to Purchase) after the date of execution of such Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery may be delivered by overnight courier or mailed or e-mailed to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in the form of Notice of Guaranteed Delivery made available by Purchaser. In the case of Shares held through DTC, the Notice of Guaranteed Delivery must be delivered to the Depositary by a participant by means of the confirmation system of DTC. Shares tendered by the Notice of Guaranteed Delivery will be excluded from the calculation of the Minimum Tender Condition, unless such Shares and other required documents are received by the Depositary by the Offer Expiration Time.
The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the election and risk of the tendering stockholder. Shares will be deemed delivered (and the risk of loss of Certificates will pass) only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
No fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of Shares.
3.   Inadequate Space.   If the space provided herein is inadequate, Certificate numbers, the number of Shares represented by such Certificates and/or the number of Shares tendered should be listed on a separate signed schedule attached hereto.
4.   Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer).   If fewer than all the Shares represented by any Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Total Number of Shares Tendered.” In such case, a new Certificate for the remainder of the Shares represented by the old Certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
5.   Signatures on Letter of Transmittal; Stock Powers and Endorsements.
(a)
Exact Signatures.   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

(b)
Joint Holders.   If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c)
Different Names on Certificates.   If any of the Shares tendered hereby are registered in different names on different Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

(d)
Endorsements.   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

(e)
Stock Powers.   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates for such Shares. Signature(s) on any such Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

(f)
Evidence of Fiduciary or Representative Capacity.   If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6.   Stock Transfer Taxes.   Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income taxes or withholding taxes). If, however, consideration is to be paid to, or if Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Certificate(s) for Share(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, Purchaser will not be responsible for any stock transfer or similar taxes (whether imposed on the registered holder(s) or such other person(s) or otherwise)

payable on account of the transfer to such other person(s) and no consideration shall be paid in respect of such Share(s) unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.
7.   Special Payment and Delivery Instructions.   If a check is to be issued for the purchase price of any Shares tendered by this Letter of Transmittal in the name of, and, if appropriate, Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.
8.   Tax Withholding.   Under U.S. federal income tax laws, the Depositary may be required to withhold as “backup withholding” a portion of any payments made to certain stockholders pursuant to the Offer. To avoid such backup withholding, a tendering stockholder that is a United States person (as defined in the instructions to IRS Form W-9), and, if applicable, each other U.S. payee, is required to (a) provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Internal Revenue Service (the “IRS”) Form W-9, which is included herein, and to certify, under penalty of perjury, that such number is correct and that such stockholder or payee is not subject to backup withholding of U.S. federal income tax or (b) otherwise establish a basis for exemption from backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering stockholder or payee to backup withholding at the applicable rate (currently 24%), and such stockholder or payee may be subject to a penalty imposed by the IRS. See the enclosed IRS Form W-9 and the instructions therewith for additional information.
Certain United States persons (including, among others, corporations) may not be subject to backup withholding. Exempt stockholders or payees that are United States persons should furnish their TIN, check the appropriate box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to the Depositary to avoid backup withholding. A stockholder or other payee that is not a United States person may qualify as an exempt recipient by providing the Depositary with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to such stockholder or payee’s foreign status or by otherwise establishing an exemption. An appropriate IRS Form W-8 may be obtained from the Depositary or the IRS website (https://www.irs.gov/forms-instructions).
Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS if eligibility is established and appropriate procedure is followed.
9.   Irregularities.   All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser, in its sole discretion, which determination shall be final and binding on all parties. However, stockholders may challenge Purchaser’s determinations in a court of competent jurisdiction. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been waived or cured within such time as Purchaser shall determine. None of Parent, Purchaser, the Depositary, MacKenzie Partners, Inc. (the “Information Agent”) or any other person will be under any duty to give notice of any defects or irregularities in tenders or incur any liability for failure to give any such notice. Purchaser’s interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.
10.   Questions and Requests for Additional Copies.   The Information Agent may be contacted at the address and telephone number set forth on the last page of this Letter of Transmittal for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Purchaser’s expense.

11.   Lost, Stolen Destroyed or Mutilated Certificates.   If any Certificate has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify Computershare Trust Company, N.A. in its capacity as transfer agent (the “Transfer Agent”) toll-free at 1-877-373-6374. The stockholder will then be instructed as to the steps that must be taken in order to replace such Certificates. You may be required to post a bond to secure against the risk that the Certificates(s) may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen Certificates have been followed.
Certificates evidencing tendered Shares, or a Book-Entry Confirmation into the Depositary’s account at DTC, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message (if utilized in lieu of this Letter of Transmittal in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal, must be received before the Offer Expiration Time, or the tendering stockholder must comply with the procedures for guaranteed delivery.
The Depositary for the Offer is:
By Mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Overnight Courier: Computershare c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021
The Information Agent may be contacted at its address and telephone number listed below for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Purchaser’s expense.
The Information Agent for the Offer is:
1407 Broadway
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com